UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

Artisan Partners Asset Management Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 390-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	APAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 24, 2020, the previously announced sale in an underwritten offering (the “Offering”) of 1,802,326 shares of Class A common stock (the “Shares”) of Artisan Partners Asset Management Inc. (the “Company”) to Citigroup Global Markets Inc. was completed. The Company used all of the proceeds of the offering to purchase 1,802,326 common units of Artisan Partners Holdings LP (“Holdings”), the Company’s direct subsidiary, from certain limited partners, including employee-partners, of Holdings. The completion of the transaction increased the Company’s public float of Class A common stock by 1,802,326 shares.

In connection with the Offering, the Company, Holdings and Citigroup Global Markets Inc. entered into an underwriting agreement (the “Underwriting Agreement”), which contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Company to Citigroup Global Markets Inc., indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference.

The information in this Item 8.01, including the exhibit incorporated herein by reference, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of February 19, 2020, among Artisan Partners Asset Management Inc., Artisan Partners Holdings LP and Citigroup Global Markets Inc.

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.

Date: February 24, 2020	By:	/s/ Charles J. Daley, Jr.
	Name:	Charles J. Daley, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer